EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Pharmacia Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fred Hassan, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Fred Hassan
-------------------------------------
Fred Hassan
Chairman and Chief Executive Officer
November 8, 2002






Subscribed and sworn to before me this 8th day of November 2002.


/s/ Cecilia Rueda-Stephens
--------------------------
Notary Public

My Commission Expires:

Cecilia Rueda-Stephens
A Notary Public of New Jersey
My Commission Expires February 23, 2004